Intangible assets and goodwill	12 Months Ended
Dec. 31, 2021
Intangible assets and goodwill [Abstract]
Intangible assets and goodwill
12. Intangible assets and goodwill

The following table summarizes the Group’s intangible assets and goodwill:

	Developed technology – metreleptin	Developed technology – lomitapide	Developed technology – Mycapssa®	In process R&D	Other intangible assets	Total intangible assets	Goodwill
	US$’000	US$’000	US$’000	US$’000	US$’000	US$’000	US$’000
Cost
At January 1, 2020	176,000	123,000	—	54,261	701	353,962	19,131
Additions	—	—	—	—	372	372	—
Acquired assets	—	—	—	591	—	591	—
Disposals	—	—	—	—	(246)	(246)	—
Foreign exchange movement	—	—	—	5,276	39	5,315	—
At December 31, 2020	176,000	123,000	—	60,128	866	359,994	19,131
Additions	—	—	—	—	847	847	—
Acquired assets	—	—	215,000	—	—	215,000	38,608
Other movements	—	—	—	—	—	—	(1,051)
Foreign exchange movement	—	—	—	(4,691)	(61)	(4,752)	—
At December 31, 2021	176,000	123,000	215,000	55,437	1,652	571,089	56,688

Accumulated amortization
At January 1, 2020	7,314	4,143	—	—	178	11,635	—
Amortization charge	27,429	15,537	—	—	202	43,168	—
Accumulated amortization on disposals	—	—	—	—	(246)	(246)	—
Foreign exchange movement	—	—	—	—	68	68	—
At December 31, 2020	34,743	19,680	—	—	202	54,625	—
Amortization charge	27,428	15,537	5,979	—	147	49,091	—
Foreign exchange movement	—	—	—	—	14	14	—
At December 31, 2021	62,171	35,217	5,979	—	363	103,730	—

Net book value
At December 31, 2020	141,257	103,320	—	60,128	664	305,369	19,131
At December 31, 2021	113,829	87,783	209,021	55,437	1,289	467,359	56,688

Developed technology on commercially marketed products

In connection with the acquisition of Aegerion in September 2019, the Group acquired developed technology, metreleptin and lomitapide. These intangible assets are amortized over their estimated useful lives and the remaining useful lives for metreleptin and lomitapide are approximately 4.2 and 5.7 years, respectively, as of December 31, 2021 (December 31, 2020: 5.2 and 6.7 years, respectively).

In connection with the acquisition of Chiasma in August 2021, the Group acquired developed technology, Mycapssa®. This intangible asset is amortized over its estimated useful life and the remaining useful life is approximately 14.2 years as of December 31, 2021.

	Metreleptin	Lomitapide	Mycapssa®
Years Ending December 31,	US$’000	US$’000	US$’000
2022	27,429	15,537	14,828
2023	27,429	15,537	14,828
2024	27,429	15,537	14,828
2025	27,429	15,537	14,828
2026	4,113	15,537	14,828
Thereafter	—	10,098	134,881
	113,829	87,783	209,021

In-process R&D

As a result of the acquisition of Amryt GmbH, in 2016, the Group recognized in-process R&D costs of €48,453,000/US$54,852,000 which is related to the Group’s lead development asset, Oleogel-S10.

The remaining in-process R&D is a result of the acquisition of Cala Medical Limited in October 2020.

Goodwill

During 2019, the Group completed the acquisition of Aegerion which resulted in the recognition of goodwill that has a carrying value of US$18,080,000. On August 5, 2021, the Group completed the acquisition of Chiasma, which resulted in aggregate goodwill of US$38,608,000.

Impairment

The Group reviews the carrying amount of intangible assets on an annual basis or when there is a triggering event that may be an indication of possible impairment. The Group conducts an impairment review by determining recoverable amounts from value in use calculations. The recoverable amount of the asset is estimated in order to determine the extent of the impairment loss. Impairment indications include events causing significant changes in any of the underlying assumptions used in the income approach utilized in valuing intangible assets. The key assumptions are the probability of success; the discount factor; the timing of future revenue flows; market penetration and peak sales assumptions; and expenditures required to complete development.

These cash flows are projected forward using projected revenue for each asset up until the end of their relevant patents and cost growth to determine the basis for an annuity-based terminal values. The terminal values are used in the value in use calculation. The value in use represents the present value of the future cash flows, including the terminal value, discounted at a rate that is considered appropriate for the Group’s size and structure.

The key assumptions employed in arriving at the estimates of future cash flows are subjective and include projected EBITDA, an orphan drug market-based probability chance of success, net cash flows, discount rates and the duration of the discounted cash flow model. The assumptions and estimates used were derived from a combination of internal and external factors based on historical experience. The pre-tax discount rate used in 2021 and 2020 was 7.9% and 14.4%, respectively.

The value-in-use calculation is subject to significant estimation, uncertainty and accounting judgements and key sensitivities arise in the following areas:

•
In the event that there was a variation of 10% in the assumed level of future growth in revenues, which would, in management’s view, represent a reasonably likely range of outcomes, this variation would not result in an impairment loss at December 31, 2021.

•
In the event there was a 4% increase in the discount rate used in the value in use model which would in management’s view represent a reasonably likely range of outcomes, this variation would not result in an impairment loss at December 31, 2021.

Goodwill and intangible assets not in use are subject to impairment testing on an annual basis. The recoverable amount of the Group’s CGUs are determined based on a value-in-use computation. The Group’s value-in-use calculations included the cash flow projections based on the 2022 budget which has been approved by the Board of Directors and the Group’s strategic plan for a further three years using projected revenue growth rates of between 20% and 46% and cost growth rates of between 2% and 59%. At the end of the forecasted patent exclusivity period, the terminal value, based on a long-term growth rates of between -10% and -30%, was used in the value-in-use calculations. The value-in-use represents the present value of the future cash flows, including the terminal value, discounted at a rate appropriate to the Group. The key assumptions employed in arriving at the estimates of future cash flows are subjective and include projected EBITDA, net cash flows, discount rates and the duration of the discounted cash flow model. The Group have used a discount rate of 7.9% (2020: 14.4%) which we believe is a realistic estimate for the Group as well as the Group’s risk profile.

The 2021 annual impairment testing process resulted in no impairment for the year ended December 31, 2021 (2020: nil).